                                                                   EXHIBIT 10.84

                             SECOND AMENDMENT TO THE
                                 MIRANT SERVICES
                         SUPPLEMENTAL COMPENSATION PLAN

         WHEREAS, on March 28, 2001, Mirant Services, LLC (the "Company") adopted the Mirant Services Supplemental Compensation Plan (the "Plan"), to compensate a specific group of Employees for their loss of eligibility for benefits under the Mirant Services Supplemental Executive Retirement Plan and the Mirant Services Supplemental Benefit Plan following the spin-off of Mirant Corporation from The Southern Company; and

         WHEREAS, pursuant to Section 6.3 of the Plan, the Board of Managers of the Company (the "Board") has the authority to amend the Plan; and

         WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

         WHEREAS, the Committee desires to amend the Plan to reflect amendments to the Mirant Services Supplemental Benefit Plan; and

         WHEREAS, the Committee has determined that the above amendment would not have a material effect on the cost of the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of September 30, 2002:

                                       I.

         THE LAST SENTENCE OF SECTION 4.2 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SENTENCE:

                  The terms and provisions of the Mirant SERP and the Mirant SBP, as such plans may be amended from time to time, are hereby incorporated into the Plan to the extent necessary to determine a Participant's Bonus hereunder.

                                       II.

         ALL PARTS OF THE PLAN NOT INCONSISTENT HERE WITH ARE HEREBY RATIFIED AND CONFIRMED.

         IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a unanimous consent of the Committee dated September 30, 2002, has adopted this Second Amendment to the Mirant Services Supplemental Compensation Plan, this 30th day of September, 2002 to be effective September 30, 2002.

                                          MIRANT SERVICES, LLC:



                                          By:    /s/ Dianne W. Davenport
                                              ---------------------------------
                                                     Dianne W. Davenport